UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2022

BECTON, DICKINSON AND COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-4802	22-0760120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey 07417-1880

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 847-6800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	BDX	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 6.00% Mandatory Convertible Preferred Stock, Series B	BDXB	New York Stock Exchange
1.000% Notes due December 15, 2022	BDX22A	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
1.401% Notes due May 24, 2023	BDX23A	New York Stock Exchange
3.020% Notes due May 24, 2025	BDX25	New York Stock Exchange
0.632% Notes due June 4, 2023	BDX/23A	New York Stock Exchange
1.208% Notes due June 4, 2026	BDX/26A	New York Stock Exchange
1.213% Notes due February 12, 2036	BDX/36	New York Stock Exchange
0.000% Notes due August 13, 2023	BDX23B	New York Stock Exchange
0.034% Notes due August 13, 2025	BDX25A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefits Plans.

On February 28, 2022, Becton, Dickinson and Company (“BD”) received a notice from the administrator of the BD 401(k) Plan (the “Plan”). The notice stated that the BD Common Stock Fund in the Plan will be entering a blackout period due to the pending spin-off of Embecta Corp. (“Embecta”) from BD, which is expected to occur on April 1, 2022. The reason for the blackout period is to facilitate (i) the transfer of participants from the Plan to a new 401(k) plan that will be sponsored by Embecta, and (ii) the addition of the Embecta Common Stock Fund interests to accounts in the Plan. The blackout period is scheduled to being on March 31, 2022 and end during the week of April 3, 2022. During the blackout period, participants in the Plan will be unable to engage in any transactions in the BD Common Stock Fund or the Embecta Common Stock Fund, including exchange into or out of those funds, loans from, or partial withdrawals of, any portion of their account balances that are invested in those funds, or final distributions from their Plan accounts if some or all of their account balances under the Plan are invested in those funds.

During the blackout period, participants in the Plan, BD shareholders or other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout period from, and may direct other inquiries about the blackout period to, Fidelity at 1-866-715-2068. During the two-year period following the ending date of the Plan blackout period, BD shareholders or other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout period from, and may direct other inquires about the blackout period to Fidelity at 1-866-715-2068.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY

By:	/s/ Gary DeFazio
Gary DeFazio Senior Vice President and Corporate Secretary

Dated: March 4, 2022

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